Exhibit 99.1

SilverSun Stockholders Approve Equity Investment

GREENWICH, Conn. and EAST HANOVER, N.J. — March 15, 2024 — Jacobs Private Equity II, LLC (“JPE”), which is led by Brad Jacobs, and SilverSun Technologies, Inc. (Nasdaq: SSNT) (“SilverSun” or the “Company”) today announced that SilverSun stockholders overwhelmingly voted to approve the transactions contemplated by the previously announced equity investment agreement (the “Investment Agreement”) among SilverSun, JPE and certain minority co-investors, and other related proposals. Pursuant to the Investment Agreement, JPE and the minority co-investors will invest $1 billion in cash into SilverSun.

Based on a preliminary tabulation of the stockholder vote, approximately 99.5% of all votes cast, which represents approximately 65.7% of all outstanding shares on February 12, 2024, the record date for the special meeting, were voted in favor of the equity investment.

The equity investment transactions are subject to customary closing conditions, and are expected to be completed in 2024.

The final voting results on the proposals voted on at the special meeting will be set forth in a Form 8-K filed by SilverSun with the U.S. Securities and Exchange Commission.

Goldman Sachs and Morgan Stanley are serving as financial advisors to JPE, and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

The Benchmark Company, LLC is serving as financial advisor to SilverSun, and Lucosky Brookman LLP is serving as legal advisor.

Cautionary statement regarding forward-looking statements

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates, expectations and projections at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

●	uncertainties as to the completion of the equity investment, the separation by SilverSun Technologies, Inc. of its existing business into SilverSun Technologies Holdings, Inc. (the “spin-off”) and the other transactions contemplated by the Investment Agreement, including the risk that one or more of the transactions may involve unexpected costs, liabilities or delays;

●	the risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

●	the possibility that competing transaction proposals may be made;

●	the risks associated with raising additional equity or debt capital from public or private markets to pursue acquisitions or other strategic investments, including in an amount that may significantly exceed the initial equity investment, and the effects that raising such capital may have on the Company’s business and the trading price of the Company’s common stock, including the possibility of substantial dilution;

●	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

●	the effects that the announcement, pendency or consummation of the equity investment, the spin-off and the other transactions contemplated by the Investment Agreement may have on the Company and its current or future business and on the price of the Company’s common stock;

●	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

●	the possibility that the warrants, if issued, may not be exercised;

●	the possibility that various closing conditions for the equity investment, the spin-off and the other transactions contemplated by the Investment Agreement may not be satisfied or waived, or any other required consents or approvals may not be obtained within the expected timeframe, on the expected terms, or at all;

●	the effects that a termination of the Investment Agreement may have on the Company, including the risk that the price of the Company’s common stock may decline significantly if the equity investment is not completed;

●	the risk that the spin-off may be more difficult, time-consuming or costly than expected or the possibility that the anticipated benefits of the spin-off may not be realized;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;

●	the risk that the Company, following the closing of the equity investment, is or becomes highly dependent on the continued leadership of Jacobs as chairman and chief executive officer and the possibility that the loss of Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

●	the risk that Jacobs’ past performance may not be representative of future results;

●	the risk that the Company is unable to attract or retain world-class talent;

●	the risk that the Company may be unable to identify suitable acquisition candidates or expeditiously consummate any particular acquisition candidate on acceptable terms or at all;

●	the risk that the failure to consummate an acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations or the price of the Company’s common stock;

●	the risk that the Company may fail to satisfy the ongoing requirements of Nasdaq if it is unable to expeditiously consummate an acquisition following the consummation of the spin-off;

●	the risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, and the loss of confidential information and other business disruptions;

●	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

●	the risks associated with the uncertain nature of the building products distribution industry in which Jacobs, upon becoming chairman and chief executive officer of the Company, plans to pursue acquisitions after consummation of the transactions contemplated by the Investment Agreement;

●	the possibility that industry demand may soften or shift substantially due to the cyclicality and seasonality of the building products distribution industry and its dependence on general economic conditions, including inflation or deflation, interest rates, consumer confidence, labor and supply shortages, weather and commodity prices;

●	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

●	the risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

●	other factors, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements herein speak only as of the date each statement is made. Neither the Company nor any person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Contacts for JPE:

Investors

Mark Manduca

mark.manduca@jpe.com

+1-203-321-3889

www.qxo.com

Media

Joe Checkler

joe.checkler@jpe.com

+1-732-674-4871

www.qxo.com

Contact for SilverSun Technologies:

Eric Kash

ericlkash@gmail.com

917-364-4600

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